UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 09, 2026
Date of Report (Date of earliest event reported)

Commission File Number of Issuing entity:	333-191331-10

Central Index Key Number of issuing entity:	0001652672

GS Mortgage Securities Trust 2015-GC34
(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor:	333-191331

Central Index Key Number of depositor:	0001004158

GS Mortgage Securities Corporation II
(Exact name of depositor as specified in its charter)

Central Index Key Number of sponsor:	0001541001
0001541502
0001576832
0001682511
0001558761

Citigroup Global Markets Realty Corp.
Goldman Sachs Mortgage Company
MC-Five Mile Commercial Mortgage Finance LLC
Starwood Mortgage Funding I LLC
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor(s) as specified in its charter)

Scott Epperson (212) 934-2882
(Name and telephone number, including area code, of the person to contact in connection with this filing)

New York
(State or other jurisdiction of incorporation or organization of the issuing entity)

38-3982901
38-3982902
(I.R.S. Employer Identification No.)

c/o U.S. Bank Trust Company, National Association
190 S. LaSalle Street
Chicago, IL
(Address of principal executive offices of issuing entity)

60603
(Zip Code)

(312) 332-7535
(Telephone number, including area code)

NOT APPLICABLE
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 6.04 Failure to make a Required Distribution

The Certificate Administrator made distributions to the Certificateholders on the November 13, 2025 Distribution Date, the December 12, 2025 Distribution Date and the January 12, 2026 Distribution Date. On January 9, 2026, the Depositor received notice from the Certificate Administrator that certain non-recoverable advances resulting in realized losses in a prior payment period were not applied in reduction of the principal balance of the Class A-4 Certificates. This resulted in overpayments of principal to the Class A-4 Certificateholders and underpayments of interest to the Class A-4, Class X-A, Class A-S and Class B Certificateholders in subsequent payment periods. A one-time adjustment was applied to the November 2025 distribution, requiring the principal payments previously made to Class A-4 in an amount equal to $331,587.36 to be clawed back and reallocated as interest payments to the Class A-4 Certificateholders in an amount equal to $3,147.57, the Class X-A Certificateholders in an amount equal to $1,049.70, the Class A-S Certificateholders in an amount equal to $299,260.42 and the Class B Certificateholders in an amount equal to $28,129.67, reflecting the amount of interest due to each of those classes in each payment period prior to November 2025 had the realized losses been applied to Class A-4 when such realized losses were incurred.

The payment revisions to the November 2025 distribution described above also resulted in the claw back of principal from the Class A-4 Certificateholders in an amount equal to $1,256.47 which was reallocated as interest payments to the Class A-4 Certificateholders in an amount equal to $968.79 and the Class X-A Certificateholders in an amount equal to $287.68 in the December 2025 distribution and a claw back of interest from the Class X-A Certificateholders in an amount equal to $95.71 and the Class X-B Certificateholders in an amount equal to $51.80 which was reallocated as an interest payment to the Class A-4 Certificateholders in an amount equal to $147.51 in the January 2026 distribution. The January 12, 2026 distribution and subsequent distributions will be made on the basis of the ending principal balances of these classes, corrected as described above.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS Mortgage Securities Corporation II
(Depositor)

Date: January 15, 2026	By: /s/ Scott Epperson
Name: Scott Epperson
Title: CEO